UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2019

WESTERN GAS EQUITY PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35753 (Commission File Number)	46-0967367 (IRS Employer Identification No.)

1201 Lake Robbins Drive The Woodlands, Texas 77380-1046 (Address of principal executive office) (Zip Code)

(832) 636-6000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.

On February 14, 2019, Western Gas Partners, LP and Western Gas Equity Partners, LP issued a joint press release announcing fourth-quarter and full-year 2018 results. The press release is included in this report as Exhibit 99.1.

Item 8.01 Other Events.

The information provided in Item 2.02 is incorporated herein by reference.

The information in this Item 8.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Important Information for Investors and Unitholders
This current report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
In connection with the proposed merger agreement and the transactions contemplated thereby (the “Simplification Transaction”), WGP filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-4, which includes a prospectus of WGP and a proxy statement of WES. WES and WGP also plan to file other documents with the Commission regarding the proposed Simplification Transaction. WES mailed a definitive proxy statement/prospectus to the unitholders of WES on January 28, 2019. INVESTORS AND UNITHOLDERS OF WES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED SIMPLIFICATION TRANSACTION THAT HAVE BEEN OR WILL BE FILED WITH THE COMMISSION CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SIMPLIFICATION TRANSACTION. Investors and unitholders may obtain free copies of the proxy statement/prospectus and other documents containing important information about WES and WGP from the Commission, through the website maintained by the Commission at http://www.sec.gov. Copies of the documents filed with the Commission by WES and WGP are available free of charge on their internet website at www.westerngas.com or by contacting their Investor Relations Department at 832-636-6000.
Participants in the Solicitation
WES, WGP, their respective general partners and their respective general partners’ respective directors and certain of their executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of WES in connection with the proposed Simplification Transaction. Information about the directors and executive officers of WES is set forth in WES’s Annual Report on Form 10-K which was filed with the Commission on February 16, 2018. Information about the directors and executive officers of WGP is set forth in WGP’s Annual Report on Form 10-K which was filed with the Commission on February 16, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available. Free copies of these documents can be obtained using the contact information above.
Cautionary Statement Regarding Forward-Looking Statements
This current report contains forward-looking statements. For example, statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future market demand, future benefits to unitholders, future economic and industry conditions, the proposed Simplification Transaction (including its benefits, results, effects and timing) and whether and when the Simplification Transaction will be consummated, are forward-looking statements within the meaning of federal securities laws. WES, WGP and their respective general partners believe that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct.
A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this current report. Such factors include, but are not limited to:  the failure of the unitholders of WES to approve the proposed Simplification Transaction; the risk that the conditions to the closing of the proposed Simplification Transaction are not satisfied; the risk that regulatory approvals required for the proposed Simplification Transaction are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Simplification Transaction; uncertainties as to the timing of the proposed Simplification Transaction; competitive responses to the proposed Simplification Transaction; the inability to obtain or delay in obtaining cost savings and synergies from the proposed Simplification Transaction; unexpected costs, charges or expenses resulting from the proposed Simplification Transaction; the outcome of pending or potential litigation; the inability to retain key personnel; uncertainty of the expected financial performance of WGP following completion of the proposed Simplification Transaction; and any changes in general economic and/or industry specific conditions.
WES and WGP caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in WES’s and WGP’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Commission filings, which are available at the Commission’s website, http://www.sec.gov. All subsequent written and oral forward-looking statements concerning WES, WGP, the proposed Simplification Transaction or other matters attributable to WES and WGP or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Each forward-looking statement speaks only as of the date of the particular statement. Except as required by law, WES, WGP and their respective general partners undertake no obligation to publicly update or revise any forward-looking statements..

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release dated February 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS EQUITY PARTNERS, LP

		By:	Western Gas Equity Holdings, LLC, its general partner

Dated:	February 14, 2019	By:	/s/ Robin H. Fielder
Robin H. Fielder President and Chief Executive Officer